UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-2299
                      (Investment Company Act file number)

                           CIGNA Investment Securities
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 757-7276
               Registrants' telephone number, including area code


                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004


Item 1. Reports to Stockholders.

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                                                                             1

Dear Shareholders:
Our commentary for CIGNA Investment Securities (the "Fund") covering the year ended December 31, 2004 follows.

Management's Discussion of Fund Performance
Market Summary
Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter.

Rising interest rates, inflation concerns, and ongoing geopolitical tensions adversely affected fixed income market performance in the second quarter. The representative U.S. Lehman Brothers Aggregate Bond Index, benchmark for the Fund, returned -2.44%, almost completely erasing the 2.66% gains posted in the first quarter. For the second and first quarters, the Fund returned, based on the net asset value, -2.34% and 2.39%, respectively.

On June 30, 2004, the Federal Reserve (Fed) increased the federal funds rate 25 basis points for the first time in four years. This widely expected action was preceded by rising Treasury yields across the maturity spectrum over the second quarter, with the bellwether 10-year Treasury note rising from a low of 3.65% in late March to a peak of nearly 5% in June before leveling off.

In the third quarter with an environment of softer-than-expected economic news, record crude oil prices and persistent geopolitical concerns, the benchmark Index rallied, returning 3.20% for the period. The Fund returned, based on the net asset value, 3.04% for the third quarter.

The rally of the third quarter continued into the last three months of the year, when all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength, despite 125 basis points of Fed funds rate increases. The Fed raised the federal funds rate five times during the year. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation. The benchmark Index returned 0.95% compared with 1.07% for the Fund in the fourth quarter.

New Interim Adviser
The Board of Trustees of the Fund approved an interim investment advisory agreement with BlackRock Advisors, Inc. (BlackRock Advisors) effective November 24, 2004, pursuant to which BlackRock Advisors now serves as investment adviser to the Fund, responsible for management of the Fund's portfolio.

There has been no change to the investment objective of the Fund as a result of the appointment of BlackRock Advisors as adviser to the Fund.

During the term of the interim advisory agreement, CIGNA Investment Advisors, Inc. will provide administrative services to the Fund.

Proposed Merger of the Fund
The Board of Trustees of the Fund approved, subject to Fund shareholder approval, a reorganization pursuant to which the Fund would transfer substantially all of its assets and liabilities to BlackRock Core Bond Total Return Portfolio, a series of BlackRock Funds, an open-end fund managed by BlackRock Advisors in exchange for Class A shares of BlackRock Core Bond Total Return Portfolio having a net asset value equal to the net value of the assets and liabilities so transferred. The shares would then be distributed pro rata to shareholders of the Fund. Because BlackRock Core Bond Total Return Portfolio is an open-end fund, its Class A Shares are generally

--------------------------------------------------------------------------------
                                                                             2

redeemable for an amount equal to their net asset value per share next determined. The Fund has scheduled a special meeting of shareholders on April 19, 2005 to seek shareholder approval of the merger of the Fund into the BlackRock Core Bond Total Return Portfolio. You will receive a proxy/ prospectus with additional information about the proposed merger prior to the meeting. Please be sure to vote.

Proxy Voting Information

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund at 1-800-528-6718 and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the SEC website.

Quarterly Portfolio Securities

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Performance

The Fund returned 1.07% and 4.13%, respectively, for the fourth quarter and the year ending December 31, 2004. The benchmark Index returned 0.95% and 4.34%, respectively for the same periods. Helped by the increase in the Fund's stock price following the announcement of the proposed merger discussed above, the Fund's returns, based on the market value of its shares traded on the New York Stock Exchange, were 11.67% and 14.33%, respectively, for the fourth quarter and the year-to-date.

In the first half of the year, the Fund's performance benefited primarily from its modest short-of-Index duration bias and yield curve positioning as interest rates rose and the yield curve flattened. In addition, gains from corporate bond and high yield bond selection helped offset less favorable results from longer-duration prepayment penalty bonds and structured securities in the MBS sector. To a lesser extent, performance was also favorably impacted by our allocation to high yield and investment-grade credits, where we reduced our exposure during the second quarter.

The primary drivers of the Fund's performance for the third quarter were sector allocations to and security selections in corporate bonds and high yield. Even though the bifurcation of performance among issuers and sectors was not significant in the third quarter, higher beta and lower quality debt did perform best. Our allocation to emerging market debt and our international (non dollar) exposure were also positive contributors to results.

In the fourth quarter, the overall positioning of the portfolio was not drastically changed. After assuming management of the Fund late in November, BlackRock Advisors looked to sell positions in the credit sectors lacking relative value and decreased exposure to mortgage-backed securities. Given their defensive posture on the fixed income markets, BlackRock Advisors took a slightly more defensive position. At year-end the portfolio had a lower duration and less exposure to the high yield market, reflecting this posture.

Information about Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs

--------------------------------------------------------------------------------
                                                                             3

include exchange commissions, which are not shown in this section and which would result in higher total expenses (although this Fund does not charge transaction fees). The following table, which you are seeing for the first time, represents a new SEC requirement and is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare your Fund's ongoing expenses with those of other mutual funds. To do so, compare this 5% hypothetical Fund return with the 5% hypothetical return examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as exchange commissions. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid During Period" line of the table is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Expenses and value of a $1,000 investment for the six-month period ended December 31, 2004

                                                      Expenses
                         Beginning       Ending      Paid During
                          Account        Account       Period*
                           Value          Value      07/01/04 to
                         07/01/04       12/31/04      12/31/04
Actual                  $ 1,000.00     $ 1,041.40      $ 5.39
Hypothetical
   (5% return
   before expenses)     $ 1,000.00     $ 1,019.86      $ 5.33

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by
     366. The "Expenses Paid During Period" and the annualized expense ratio are based on actual expenses paid by the Fund during the period.

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                                                                             4

For more information, please refer to the Fund's prospectus.

Outlook
It is our new manager's view that strong faith in the Fed and its gradualism may yet be threatened by strengthening economic data, particularly evidence that inflationary pressure is building. The continuing path toward higher, more normal interest rates is unlikely to be as smooth as last quarter and the portfolio positioning will reflect this view.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities

--------------------------------------------------------------------------------
                                                                             5

CIGNA Investment Securities OL

                Fund            Lehman Brothers Aggregate Bond Index
12/94           10000           10000
12/95           12307           11847
12/96           12342           12278
12/97           14326           13463
12/98           15323           14632
12/99           13574           14512
12/00           16605           16199
12/01           18276           17567
12/02           19775           19369
12/03           21505           20164
12/04           24587           21039

----------------------------------------------------------
AVERAGE ANNUAL RETURN

                          1 Year       5 Year      10 Year
Market Value              14.33%       12.62%       9.41%
Net Asset Value            4.13%        7.25%       7.25%
Lehman Brothers            4.34%        7.71%       7.72%
Aggregate Bond Index
----------------------------------------------------------

CIGNA Investment Securities Inc. (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                        6
December 31, 2004




                                                              Principal         Value
                                                                  (000)         (000)
                                                    -------------------   -----------
LONG-TERM BONDS - 91.6%
Basic Materials - 0.4%
International Paper Co., 5.50%, 2014                    $      170          $  176
Stora Enso Oyj, 7.38%, 2011                                    100             115
Weyerhaeuser Co., 6.75%, 2012                                   70              79
                                                                            ------
                                                                               370
                                                                            ------
Communications & Media - 8.7%
AOL Time Warner, 6.75%, 2011                                    80              90
British Sky Broadcasting PLC, 8.20%, 2009                      220             254
British Telecommunications PLC, 8.88%
   (coupon change based on rating), 2030                        50              67
Comcast Corp., 5.85%, 2010                                      90              96
Deutsche Telekom International Finance BV,
   8.50% (coupon change based on rating), 2010                 155             185
   8.75% (coupon change based on rating), 2030                 205             271
France Telecom SA,
   7.95%, (coupon change based on rating), 2006                 60              63
   8.50%, (coupon change based on rating), 2011                600             716
   9.25%, (coupon change based on rating), 2031                 75             102
Intelsat Ltd., 6.50%, 2013                                     245             223
Kyivstar GSM, 10.38%, 2009 (144A security
   acquired Nov. 2002 & Jan. 2003 for $208) (b)                198             218
Koninklijke KPN, NV, 8.00%, 2010                               355             419
Liberty Media Corp.,
   7.88%, 2009                                                 500             557
   5.70%, 2013                                                  45              45
News America Holdings, Inc.,
   7.75%, 2045                                                 110             134
   7.90%, 2095                                                 120             141
   8.25%, 2096                                                  45              55
News America, Inc., 6.75%, 2038                                 30              34
Qwest Capital Funding, Inc., 7.00%, 2009                        30              30
Qwest Services Corp., 14.00%, 2010 (144A
   security acquired March 2004 for $47) (b)                    40              48
SBC Communications, Inc., 6.45%, 2034                           50              54
Shaw Communications, Inc.,
   8.25%, 2010                                                 145             165
   7.20%, 2011                                                  65              72

                                                              Principal         Value
                                                                  (000)         (000)
                                                    -------------------   -----------
Communications & Media (continued)
Sprint Capital Corp.,
   6.13%, 2008                                          $       70          $   75
   8.38%, 2012                                                  55              67
   6.88%, 2028                                                 210             230
   8.75%, 2032                                                 135             180
Tele Communications, Inc.,
   9.80%, 2012                                                 260             335
   7.88%, 2013                                                 315             378
Telecom Italia Capital SA,
   5.25%, 2013                                                 285             288
   6.38%, 2033                                                 100             103
   6.00%, 2034 (144A security acquired
      Sep. 2004 for $159) (b)                                  160             156
TELUS Corp.,
   7.50%, 2007                                                 240             261
   8.00%, 2011                                                 405             480
Time Warner, Inc.,
   9.13%, 2013                                                 605             778
   8.05%, 2016                                                  70              85
TPSA Finance BV, 7.75%, 2008 (144A security
   acquired July & Aug. 2003 for $126) (b)                     110             121
Univision Communications, Inc., 7.85%, 2011                    110             130
Verizon Florida, Inc., 6.13%, 2013                             100             106
                                                                            ------
                                                                             7,812
                                                                            ------
Consumer & Retail - 2.7%
Campbell Soup Co., 5.88%, 2008                                 110             118
Heinz (H.J.) Co., 6.38%, 2028                                   10              11
Heinz (H.J.) Finance Co., 6.75%, 2032                           90             105
Kellogg Co., 6.60%, 2011                                       435             487
Kraft Foods, Inc.,
   5.25%, 2007                                                  80              83
   5.63%, 2011                                                 500             529
Kroger Co., 7.50%, 2031                                         35              42
May Department Stores Co.,
   4.80%, 2009                                                  50              51
   5.75%, 2014                                                 105             108
Miller Brewing Co., 5.50%, 2013 (144A security
   acquired Aug. 2003 for $144) (b)                            145             152

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                        7
December 31, 2004 (Continued)

                                                                   Principal         Value
                                                                       (000)         (000)
                                                         -------------------   -----------
Consumer & Retail (continued)
Safeway, Inc., 7.25%, 2031                                   $       30        $  34
Tyson Foods, Inc., 8.25%, 2011                                       75           89
VFB LLC, 10.25%, 2009 (a) (c)                                     2,129          490
Yum! Brands, Inc., 8.88%, 2011                                      135          167
                                                                               -----
                                                                               2,466
                                                                               -----
Diversified - 0.6%
General Electric Co., 5.00%, 2013                                   380          390
ITT Industries, Inc., 7.40%, 2025                                   125          145
                                                                               -----
                                                                                 535
                                                                               -----
Financial - 9.7%
BankBoston Corp., 8.25%, 2026                                        75           82
Boeing Capital Corp., 6.10%, 2011                                    85           93
CIT Group, Inc.,
   5.75%, 2007                                                      110          116
   6.88%, 2009                                                       55           61
Citigroup, Inc.,
   6.38%, 2008                                                    1,010        1,100
   5.00%, 2014 (144A security acquired July
      2002 for $211) (b)                                            230          231
Countrywide Home Loans., 5.50%, 2007                                 60           62
Credit Suisse First Boston Mortgage Securities Corp.,
   4.63%, 2008                                                       95           97
   5.50%, 2013                                                       35           37
   Interest Only 7.50%, 2032 (c)                                    700            -
   Interest Only 8.00%, 2032 (c)                                    542            -
Dresdner Funding Trust I, 8.15%, 2031 (144A
   security acquired June & Sep. 2003 for $226) (b)                 205          253
Ford Motor Credit Co.,
   7.38%, 2009                                                      310          334
   7.88%, 2010                                                      270          297
   7.38%, 2011                                                      125          135
General Electric Capital Corp., 4.75%, 2014                          90           90
General Motors Acceptance Corp.,
   6.88%, 2011                                                      530          543
   7.25%, 2011                                                       70           73
   7.00%, 2012                                                       55           57

                                                                   Principal         Value
                                                                       (000)         (000)
                                                         -------------------   -----------
Financial (continued)
Glencore Funding LLC, 6.00%, 2014 (144A
   security acquired May 2004 for $68) (b)                   $       75        $  73
Golden West Financial Corp., 4.13%, 2007                            160          162
Goldman Sachs Group, Inc., 6.88%, 2011                              300          338
GS Mortgage Securities Corp. II, 5.40%, 2038                        640          668
Household Finance Corp.,
   8.00%, 2010                                                      385          453
   6.38%, 2012                                                      165          182
HVB Funding Trust I, 8.74%, 2031 (144A
   security acquired May, June 2003 & Feb.
   2004 for $191) (b)                                               185          238
International Lease Finance Corp., 6.38%, 2009                      165          179
Korea Development Bank, 4.25%, 2007                                  70           71
Lehman Brothers Holdings, Inc., 6.63%, 2012                         180          201
Manufacturers & Traders Trust, 8.00%, 2010                          105          125
Midland Funding II, 13.25%, 2006                                    105          116
Mizuho Financial Group Cayman Ltd., 5.79%, 2014
   (144A security acquired Feb. 2004 for $165) (b)                  165          173
Morgan (J.P.) Co., 6.00%, 2009                                      150          160
Morgan Stanley Group, Inc., 6.75%, 2011                             215          241
National Rural Utilities Cooperative Finance Corp.,
   5.75%, 2009                                                       90           96
NB Capital Trust IV, 8.25%, 2027                                    125          139
Old Kent Bank, Step Coupon (7.75% to
   8/15/05), 2010                                                   270          277
Residential Asset Mortgage Products, Inc.,
   Interest Only, 5.75%, 2005 (c)                                   520            6
   4.45%, 2028                                                      350          354
Santander Financial Issuances,
   6.80%, 2005                                                       75           76
   6.38%, 2011                                                      145          160
Sanwa Finance Aruba AEC, 8.35%, 2009                                175          204
Union Planters Corp., 6.75%, 2005                                   220          226
U.S. West Capital Funding, Inc., 6.50%, 2018                         25           21
Wells Fargo & Co., 4.95%, 2013                                      120          122
                                                                               -----
                                                                               8,722
                                                                               -----

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                        8
December 31, 2004 (Continued)

                                                                 Principal         Value
                                                                     (000)         (000)
                                                       -------------------   -----------
Foreign Government - 2.5%
Argentina (Republic of),
   11.38%, 2010 (d)                                        $       95        $  32
   11.38%, 2017 (d)                                               240           82
Brazil (Federal Republic of),
   9.25%, 2010                                                     75           84
   11.00%, 2012                                                    70           85
   10.50%, 2014                                                   180          213
   8.88%, 2024                                                     75           78
Export-Import Bank of Korea,
   4.25%, 2007                                                     20           20
   4.13%, 2009 (144A security acquired
      Feb. 2004 for $134) (b)                                     135          135
Quebec (Province of Canada),
   5.50%, 2006                                                    475          489
   7.50%, 2023                                                    180          229
Russian Federation, 12.75%, 2028 (144A
   security acquired Aug. 2004 for $408) (b)                      275          448
United Mexican States, 8.30%, 2031                                295          346
                                                                             ------
                                                                             2,241
                                                                             ------
Health Care - 0.2%
HCA, Inc.,
   5.25%, 2008                                                     90           91
   7.50%, 2033                                                     50           51
                                                                             ------
                                                                               142
                                                                             ------
Industrial - 1.0%
Ametek, Inc., 7.20%, 2008                                         205          222
BAE Systems Holdings, 6.40%, 2011 (144A
   security acquired Dec. 2001 & Nov. 2002
   for $439) (b)                                                  435          488
Lockheed Martin Corp., 8.50%, 2029                                  5            7
Systems 2001 Asset Trust LLC, 7.16%, 2011
   (144A security acquired June 2001 for $177) (b)                177          192
                                                                             ------
                                                                               909
                                                                             ------
Insurance - 1.3%
American Re Corp., 7.45%, 2026                                    300          333
AXA SA, 8.60%, 2030                                               115          151
Monumental Global Funding II, 3.85%, 2008
   (144A security acquired Feb. 2003 for $210) (b)                210          211

                                                                 Principal         Value
                                                                     (000)         (000)
                                                       -------------------   -----------
Insurance (continued)
Travelers Property Casualty Corp., 5.00%, 2013             $      110        $ 108
Zurich Capital Trust I, 8.38%, 2037 (144A
   security acquired Jan., June, Aug. &
   Oct. 2003 for $300) (b)                                        310          348
                                                                             ------
                                                                             1,151
                                                                             ------
Oil & Gas - 1.8%
Amerada Hess Corp., 7.30%, 2031                                   110          123
ConocoPhilips, 8.75%, 2010                                        410          500
Devon Financing Corp. ULC, 6.88%, 2011                            110          125
Duke Capital Corp., 4.30%, 2006                                    90           91
Duke Energy Field Services LLC,
   5.75%, 2006                                                     40           41
   6.88%, 2011                                                     30           34
EnCana Corp. 6.50%, 2034                                           50           55
Morgan Stanley Bank AG for Gazprom OAO,
   9.63%, 2013, (144A security acquired
   Sep. 2004 for $110) (b)                                        100          118
Occidental Petroleum Corp., 7.65%, 2006                           480          502
Petroleos Mexicanos, 9.50%, 2027                                   45           56
                                                                             ------
                                                                             1,645
                                                                             ------
Pharmaceuticals - 0.6%
Lilly (Eli) & Co., 6.77%, 2036                                    300          356
Wyeth,
   5.50% (coupon change based on rating), 2013                     40           42
   5.50%, 2014                                                     95           98
                                                                             ------
                                                                               496
                                                                             ------
Transportation - 1.4%
American Airlines, 7.86%, 2011                                    180          186
Burlington Northern Santa Fe, 6.75%, 2029                          45           51
Federal Express Corp., 7.60%, 2097                                 85          100
Ford Motor Co., 6.38%, 2029                                       110           99
Norfolk Southern Corp.,
   7.70%, 2017                                                    120          147
   7.90%, 2097                                                    170          213
Union Pacific Corp.,
   7.60%, 2005                                                    285          289
   6.13%, 2012                                                    150          165
                                                                             ------
                                                                             1,250
                                                                             ------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                        9
December 31, 2004 (Continued)

                                                                 Principal            Value
                                                                     (000)            (000)
                                                       -------------------   --------------
U.S. Government & Agencies (e) - 57.3%
Fannie Mae,
   5.75%, 2008                                             $      580           $   618
   6.00%, 2008                                                  3,900             4,197
   5.50%, 2017                                                    796               823
   4.00%, 2018                                                    330               323
   6.50%, 2032                                                  1,231             1,292
   7.00%, 2032                                                    682               722
   5.00%, 2033                                                    521               518
   5.50%, 2033                                                  2,288             2,325
   6.50%, 2033                                                    397               417
   5.00%, 2034                                                    654               649
   5.50%, 2034                                                    997             1,013
Freddie Mac,
   6.50%, 2013                                                     94                99
   5.50%, 2017                                                    480               497
   6.00%, 2017                                                    572               599
   6.50%, 2017                                                    302               320
   4.50%, 2018                                                  2,643             2,640
   5.00%, 2018                                                  2,532             2,574
   6.00%, 2032                                                    754               780
   7.50%, 2032                                                    364               390
   5.00%, 2033                                                  3,639             3,621
   5.50%, 2033                                                  2,466             2,507
   6.00%, 2033                                                    361               373
   6.00%, 2034                                                  2,551             2,636
   6.50%, 2034                                                    212               222
Ginnie Mae,
   6.50%, 2031                                                    223               235
   6.50%, 2032                                                    150               158
   5.50%, 2033                                                    588               601
   6.00%, 2033                                                  2,458             2,546
U.S. Treasury Bonds,
   8.75%, 2017                                                  1,645             2,305
   6.00%, 2026                                                  3,328             3,812
   5.38%, 2031                                                    460               497
U.S. Treasury Notes,
   4.63%, 2006                                                    405               414
   7.00%, 2006                                                  7,370             7,814
   6.00%. 2009                                                  2,300             2,537

                                                                 Principal            Value
                                                                     (000)            (000)
                                                       -------------------   --------------
U.S. Government & Agencies (continued)
   5.00%, 2011                                             $      320           $   340
   4.25%, 2013                                                     45                45
   4.75%, 2014                                                    145               151
                                                                                -------
                                                                                 51,610
                                                                                -------
Utilities - 3.4%
American Electric Power, Inc., 5.38%, 2010                         40                42
Carolina Power & Light Co., 6.50%, 2012                           105               116
CenterPoint Energy,
   5.70%, 2013                                                    100               106
   7.88%, 2013                                                    205               244
Columbus Southern Power Co., 5.50%, 2013                           55                58
Detroit Edison Co.,
   6.13%, 2010                                                    210               229
   6.35%, 2032                                                      5                 5
Dominion Resources, Inc., 6.25%, 2012                              60                66
DPL, Inc., 8.25%, 2007                                            155               168
First Energy Corp.,
   5.50%, 2006                                                    415               428
   6.45%, 2011                                                    185               201
   7.38%, 2031                                                     90               103
Korea Electric Power Corp., 5.13%, 2034 (144A
   security acquired April 2004 for $74) (b)                       75                75
Niagara Mohawk Power Co., 7.63%, 2005                             378               390
Nisource Finance Corp., 7.88%, 2010                               180               212
Ohio Power Co., 5.50%, 2013                                        25                26
Oncor Electric Delivery Co., 7.25%, 2033                          115               137
Pacific Gas & Electric Co.,
   3.60%, 2009                                                     45                44
   4.20%, 2011                                                     60                59
   6.05%, 2034                                                     85                88
Progress Energy, Inc.,
   7.10%, 2011                                                     90               101
   7.00%, 2031                                                     85                94
Tenaska Alabama II Partners LP, 6.13%, 2023
   (144A security acquired Oct. 2003 for $139) (b)                139               145
                                                                                -------
                                                                                  3,137
                                                                                -------
Total Long-Term Bonds
   (Cost - $80,365)                                                              82,486
                                                                                -------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                       10
December 31, 2004 (Continued)

                                                              Number of          Value
                                                                 Shares          (000)
                                                     ------------------   ------------
PREFERRED STOCK - 1.5%
Communications & Media - 0.3%
Centaur Funding Corp., 9.08% (144A security
   acquired Jan., Aug. & Nov. 2001 for $217) (b)                205         $   270
                                                                            -------
Financial - 1.0%
IBJ Preferred Capital Co. LLC, Step Coupon
   (8.79% to 6/30/08) (144A security acquired
   Aug, Oct, & Dec. 2003 for $415) (b)                          395             447
Natexis AMBS Co. LLC., Step Coupon (8.44%
   to 6/30/08) (b) (144A security acquired
   May 2002 for $152) (b)                                       140             158
RBS Capital Trust III, Step Coupon (5.51%
   to 9/30/14)                                                  260             266
                                                                            -------
                                                                                871
                                                                            -------
Industrial - 0.2%
RC Trust I, 7.00%, 2006                                     3,400               178
                                                                            -------
Total Preferred Stock
   (Cost - $1,226)                                                            1,319
                                                                            -------


                                                              Number of          Value
                                                                 Shares          (000)
                                                     ------------------   ------------
SHORT-TERM OBLIGATIONS - 4.8%
Money Market Fund - 4.7%
CIGNA Funds Group - Money Market Fund (f)            4,269,238              $ 4,269
                                                                            -------
                                                     Principal
                                                         (000)
                                                     --------------
U.S. GOVERNMENT - 0.1%
U.S. Treasury Bills, 1.94%, 3/31/05                  $     50                    50
                                                                            -------
Total Short-Term Obligations
   (Cost - $4,319)                                                            4,319
                                                                            -------
Total Investments in Securities - 97.9%
   (Total Cost - $85,910) (g)                                                88,124
Cash and Other Assets Less Liabilities - 2.1%                                 1,932
                                                                            -------
NET ASSETS - 100.0%                                                         $90,056
                                                                            =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                       11
December 31, 2004 (Continued)

NOTES TO INVESTMENTS IN SECURITIES
(a) This is a fair valued security which is in default due to bankruptcy.
    The principal amount represents beneficial ownership interest for future cash receipts under the bankruptcy filings.
(b) Indicates restricted security; the aggregate value of restricted securities is $4,698,289 (aggregate cost $4,319,299), which is approximately 5.2% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(c) Illiquid security.
(d) Defaulted security.
(e) Agency obligations are not guaranteed by the U.S. Government.
(f) CIGNA Investment Advisers, Inc., the Funds' administrator, is also the Adviser to the CIGNA Funds Group - Money Market Fund.
Tax Information
(g) At December 31, 2004, the net unrealized appreciation of investments, based on cost for federal income tax purposes of
    $86,585,560, was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost                                                          $2,003,028
    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                                               (464,999)
                                                                           ----------
    Unrealized appreciation - net                                          $1,538,029
                                                                           ==========
(h) As of December 31, 2004, the Fund had a capital
    loss carryforward of $878,543 which expires in the
    year 2010.

-------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds (Unaudited)
December 31, 2004
                   Value      % of
                   (000)      Value
                ---------- ----------
  Aaa/AAA       $53,120     64.4%
  Aa/AA           5,630      6.8
  A/A            12,410     15.1
  Baa/BBB         9,544     11.6
  Ba/BB           1,178      1.4
  B/B               114      0.1
  Not Rated         490      0.6
                -------    -----
                $82,486    100.0%
                =======    =====
*The higher of Moody's or Standard & Poor's Ratings.
-------------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                 12

Statement of Assets and Liabilities
December 31, 2004
(In Thousands)

Assets:
Investments at value                                     $88,124
Interest and dividends receivable                          1,104
Receivable for euro currency (cost $896)                   1,002
Investments for Trustees' deferred compensation plan         182
Prepaid expenses                                               4
                                                         --------
      Total assets                                        90,416
                                                         --------
Liabilities:
Deferred Trustees' fees payable                              182
Shareholder reports payable                                   43
Audit and legal fees payable                                  40
Advisory fees payable                                         39
Custodian fees payable                                        37
Administrative services fees payable                          10
Transfer agent fees payable                                    7
Other                                                          2
                                                         --------
      Total liabilities                                      360
                                                         --------
Net Assets (equivalent to $18.79 per share based on
   4,792,215 shares outstanding; 12,000,000 shares of
   $0.10 par value authorized)                           $90,056
                                                         ========
Components of Net Assets:
Paid-in capital                                          $89,643
Overdistributed net investment income                       (699)
Accumulated net realized loss                             (1,208)
Unrealized appreciation of investments, futures,
   forward contracts and swaps                             2,320
                                                         --------
Net Assets                                               $90,056
                                                         ========
Cost of Investments                                      $85,910
                                                         ========

Statement of Operations
For the Year Ended December 31, 2004
(In Thousands)

Investment Income:
Income:
   Interest income                                                       $4,293
   Dividend Income                                                           51
                                                                         ------
                                                                          4,344
Expenses:
   Investment advisory fees                                     460
   Auditing and legal fees                                      130
   Custodian fees                                               118
   Shareholder reports                                           75
   Transfer agent fees                                           50
   Administrative services fees                                  46
   Trustees' fees                                                41
   Stock exchange fees                                           25
   Insurance expense                                              2
                                                                ---
   Total expenses                                               947
                                                                ---
Net Investment Income                                                     3,397
                                                                         ------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain from:
      Foreign currency transactions                                         106
      Futures contracts                                                     (81)
      Swap contracts                                                         11
      Investments                                                         1,057
                                                                         ------
                                                                          1,093
                                                                         ------
   Net change in unrealized appreciation (depreciation) of:
      Foreign currency transactions                                          14
      Futures contracts                                                     (14)
      Investments                                                          (833)
                                                                         ------
                                                                           (833)
                                                                         ------
Net Realized and Unrealized Gain
   on Investments                                                           260
                                                                         ------
Net Increase in Net Assets Resulting
   from Operations                                                       $3,657
                                                                         ======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                 13

Statements of Changes in Net Assets
(In Thousands)


                                               For the Year Ended
                                                  December 31,
                                             -----------------------
                                                 2004        2003
                                             ----------- -----------
Operations:
Net investment income                        $ 3,397     $ 3,515
Net realized gain on investments               1,093       2,371
Net unrealized appreciation (depreciation)
   on investments                               (833)        346
                                             --------    --------
Net increase in net assets from operations     3,657       6,232
                                             --------    --------
Dividends and Distributions:
From net investment income                    (4,313)     (5,310)
                                             --------    --------
   Total dividends and distributions          (4,313)     (5,310)
                                             --------    --------
Net Increase in Net Assets                      (656)        922
Net Assets:
Beginning of period                           90,712      89,790
                                             --------    --------
End of period *                              $90,056     $90,712
                                             ========    ========
* includes net of overdistributed net
   investment income of:                     $  (699)    $  (587)
                                             ========    ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                 14

Financial Highlights


                                                                    For the Year Ended December 31,
                                                  -------------------------------------------------------------------
                                                      2004          2003          2002        2001(c)         2000
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $ 18.93       $ 18.74       $ 18.26       $ 18.11       $ 17.79
Income from investment operations
Net investment income (a)                              0.71          0.73          0.80          1.00          1.15
Net realized and unrealized gain (loss)
 on investments                                        0.05          0.57          0.68          0.39          0.37
                                                    -------       -------       -------       -------       -------
Total from investment operations                       0.76          1.30          1.48          1.39          1.52
                                                    -------       -------       -------       -------       -------
Less dividends and distributions:
Dividends from net investment income                  (0.90)        (1.11)        (1.00)        (1.24)        (1.20)
Distributions from net realized capital gains            --            --            --            --            --
                                                    -------       -------       -------       -------       -------
Total dividends and distributions                     (0.90)        (1.11)        (1.00)        (1.24)        (1.20)
                                                    -------       -------       -------       -------       -------
Net asset value, end of period                      $ 18.79       $ 18.93       $ 18.74       $ 18.26       $ 18.11
                                                    =======       =======       =======       =======       =======
Market value, end of period                         $ 18.54       $ 17.09       $ 16.75       $ 16.42       $ 16.06
                                                    =======       =======       =======       =======       =======
Total Investment Return:
Per share market value                                14.33%         8.75%         8.20%        10.10%        22.33%
Per share net asset value (b)                          4.13%         7.07%         8.39%         7.81%         8.92%
Ratios to Average Net Assets
Expenses                                               1.05%         0.94%         1.04%         0.97%         0.94%
Net investment income                                  3.77%         3.86%         4.35%         5.39%         6.58%
Portfolio Turnover                                       81%          153%          393%          336%          319%
Net Assets, End of Period (000 omitted)             $90,056       $90,712       $89,790       $87,499       $86,789

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.

(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                   15

1. Organization. CIGNA Investment Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.) to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements, i.e., TBA's, for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)       16

securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(1) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(2) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

E. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund segregates assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. Futures Contracts -- The Fund is authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)       17

change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

G. High Yield Bonds -- The Fund may invest in high yield bonds i.e., fixed income securities rated below investment-grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

H. Swap Agreements -- The Fund may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive, e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

For swaps entered into during the year, the terms of the agreement required the Fund to pay LIBOR (which is set monthly) plus a spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund recorded the net amount receivable/payable on a daily basis. The net receivable/payable was settled in cash monthly and recorded as realized gain/ loss. As of December 31, 2004, the Fund did not have any outstanding swap agreements.

I. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

J. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2004, the Fund had a post-October loss of $31,233, of which $47,577 was a post-October currency loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as if occurring on the first day of the following year.

K. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed quarterly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)       18

Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment of premium amortization, deferred compensation, interest on defaulted securities, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2004, the Fund decreased overdistributed net investment income by $803,828, increased accumulated net realized loss by $704,953 and decreased paid in capital by $98,875.

3. Investment Advisory Fees and Other Transactions with Affiliates. Through November 23, 2004, investment advisory fees, in the amount of $410,624, were paid or accrued to CIGNA Investment Advisors, Inc. ("CIAI") (formerly, TimesSquare Capital Management, Inc.), certain officers and directors of which are affiliated with the Fund.

Effective November 24, 2004, the Board of Trustees approved an interim investment advisory agreement with BlackRock Advisors, Inc. ("BlackRock"), pursuant to which BlackRock now serves as investment adviser to the Fund. Advisory fees, in the amount of $49,007, was paid or accrued to BlackRock. Such advisory fees for both CIAI and BlackRock were and are, respectively, based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.40% thereafter.

CIAI is an indirect, wholly-owned subsidiary of CIGNA Corporation.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, and as approved by the shareholders at the shareholder meeting of April 30, 2002, the Fund may invest excess cash, up to 25% of the Fund's total assets, in the affiliated CIGNA Funds Group Money Market Fund (MMF) managed by CIAI. CIAI will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the Fund as a result of its investment in MMF. For the year ended December 31, 2004, CIAI waived $13,504 of its advisory fee payable by the Fund. Income distributions from MMF, which amounted to $31,344 for the year ended December 31, 2004, are recorded as dividend income in the Statement of Operations.

For administrative services, the Fund reimburses CIAI for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. Effective November 24, 2004, CIAI entered into an administrative services agreement with the Fund under which CIAI receives 0.05% of the Fund's average weekly net assets. For the year ended December 31, 2004, the Fund paid or accrued $45,889.

4. Trustees' Fees. Trustees' fees represent remuneration incurred for trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities.
Purchases and sales of securities for the year ended December 31, 2004, were as follows (excluding short-term obligations):

                                    Cost of       Proceeds From
                                  Securities       Securities
                                   Purchased          Sold
                                --------------   --------------
Bonds                            $18,017,638      $37,959,645
U.S. Government Obligations       51,541,096       33,525,679
                                 -----------      -----------
                                 $69,558,734      $71,485,324
                                 ===========      ===========

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)       19

6. Proposed Merger of the Fund. The Board of Trustees of the Fund approved, subject to Fund shareholder approval, a reorganization pursuant to which the Fund would transfer substantially all of its assets and liabilities to BlackRock Core Bond Total Return Portfoli, a series of BlackRock Funds, an open-end fund managed by BlackRock Advisors in exchange for Class A shares of BlackRock Core Bond Total Return Portfolio having a net asset value equal to the net value of the assets and liabilities so transferred. The shares would then be distributed pro rata to shareholders of the Fund. Because BlackRock Core Bond Total Return Portfolio is an open-end fund, its Class A Shares are generally redeemable for an amount equal to their net asset value per sahre next determined. The Fund has scheduled a special meeting of shareholder approval of the merger of the Fund into the BlackRock Core Bond Total Return Portfolio.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                 20

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of CIGNA Investment Securities

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Investment Securities (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2005

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                 21
(Unaudited)

2004 Tax Information
During 2004, the Fund declared dividends of $0.90 per share. For federal income tax purposes, all of these dividends were ordinary income dividends. There were no capital gain distributions. Dividends reported to you as ordinary income dividends on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

The Fund hereby designates 0.45% or the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. The 2004 Form 1099-DIV you receive will show the tax status of all distributions paid to you during the year.

Approximately 0.45% of ordinary income dividends would be eligible for the dividend received deduction (available to corporate shareholders only).

Approximately 13.25% of ordinary income dividends for the year was derived from U.S. Government Treasury Obligations, and 34.96% from U.S. Government Agency obligations.

At December 31, 2004, 57.4% of the Fund's net assets were invested in U.S. Government and Agency Obligations.

Automatic Dividend and Distribution Investment Plan
Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below on the following page.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value, equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                 22
(Unaudited)

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders, such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions, although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquiries about your account, should be directed to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                 23
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                       Number of
Name,         Position         Length                                                  Portfolios in   Other
Address*      Held with        of Time           Principal Occupation(s) During        Fund Complex    Directorships
and Age       Fund             Served            Past 5 Years                          Overseen        Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Russell H.    Trustee          Trustee since     Senior Vice President (Investor       7               --
Jones                          1995              Relations, Public Relations), Chief
60                                               Investment Officer and Treasurer,
                                                 Kaman Corporation (helicopters
                                                 and aircraft components, industrial
                                                 distribution)
Paul J.       Trustee          Trustee since     Special Advisor to the Board of       7               Western
McDonald                       1995              Directors, Friendly Ice Cream                         Massachusetts
61                                               Corporation (family restaurants                       Electric Company
                                                 and dairy products)
Marnie        Trustee          Trustee since     Diocesan Consultant, Episcopal        7               Boston Mutual Life
Wagstaff                       2001              Diocese of Connecticut; Previously,                   Insurance Company
Mueller                                          Visiting Professor of Health
65                                               Economics, Wesleyan University
Carol Ann     Trustee          Trustee since     Director and Chair of Audit           7               Reed & Barton
Hayes                          2003              Committee, Reed and Barton                            Corporation
60                                               Corporation

Affiliated Trustees and Fund Officers
Richard H.    Trustee,         Trustee,          Chief Investment Officer, CIGNA       7               Director of various
Forde         Chairman of      Chairman and      Investment Management                                 subsidiaries of
51            the Board and    President since                                                         CIGNA Corporation
              President        1998
Alfred A.     Vice President   Officer           CIGNA Funds Treasurer;                7               --
Bingham III   and Treasurer    Since 1982        Assistant Vice President, CIGNA
60                                               Investment Management
Jeffrey S.    Vice President   Officer           Senior Counsel,                       7               --
Winer         and Secretary    Since 1993        CIGNA Corporation
47


-------------------------------------------------------------------------------------------------------------------------
*    All Trustees and officers have an address c/o CIGNA Investment Advisors,
     Inc. (formerly, TimesSquare Capital Management, Inc.), 280 Trumbull Street,
     H16C, Hartford, CT 06103.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                 24

--------------------------------------------------------------------------------
CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware, 19809.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities by participating in the Automatic
Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

                      THIS PAGE INTENTIONALLY LEFT BLANK

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Secretary of the Registrant, c/o CIGNA Investment Advisors, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Carol Ann Hayes, Russell
H. Jones and Paul J. McDonald are "audit committee financial experts", all of whom are "independent." Mr. Jones serves as Senior Vice President, Chief Investment Officer and Treasurer of Kaman Corporation. His responsibilities include communications with financial analysts concerning Kaman Corporation.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the audit of the Registrant's annual financial statements for the fiscal year ended December 31, 2003 and December 31, 2004, included in the Registrant's annual report to shareholders for those fiscal years, PricewaterhouseCoopers LLP ("PWC") billed the Registrant $34,200 and $45,800, respectively.

(b) Audit-Related Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill the Registrant for assurance or related services related to the audit of the Registrant's financial statements.

(c) Tax Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC billed the Registrant $5,900 and $6,400, respectively, for reviewing the Registrant's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

(d) All Other Fees
For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill the Registrant for any other products and services.

(e)(1) The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Registrant by the Registrant's independent accountant.

(e)(2) For the fiscal years ended December 31, 2003 and December 31, 2004, 100% of the PWC fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill any fees that were required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to CIGNA Investment Advisors, Inc. ("CIGNA Advisors"), the investment adviser to the Registrant, and other entities controlling, controlled by, under common control with CIGNA Advisors that provide ongoing services to the Registrant for fiscal years ending December 31, 2003 and 2004, were $100,148 and $4,200, respectively.

(h) In considering PWC's independence, the Audit Committee considered whether the provision of non-audit services rendered by PWC to CIGNA Advisors and other entities controlling, controlled by, under common control with CIGNA Advisors that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X was compatible with maintaining PWC's independence.

Item 5. Audit Committee of Listed Registrants.

Registrant has a separately-designated standing audit committee designated in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. The committee members are Carol Ann Hayes, Russell H. Jones, Paul J. McDonald and Marnie Wagstaff Mueller.

Item 6. Schedule of Investments.

See report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant's policies and procedures that it uses to determine how to vote proxies relating to portfolio securities are attached hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.


Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Code of ethics attached hereto.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(b) A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        Proxy voting procedures.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             CIGNA Investment Securities


                         By:           /s/ Alfred A. Bingham III
                             ---------------------------------------------------
                             Alfred A. Bingham III, Vice President and Treasurer

Date:  March 8, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Richard H. Forde
                        --------------------------------------------------------
                         Richard H. Forde, Chairman of the Board and President

Date:  March 8, 2005

By (Signature and Title) /s/ Alfred A. Bingham III
                        --------------------------------------------------------
                         Alfred A. Bingham III, Vice President and Treasurer
Date:  March 8, 2005

                                                                       Exhibit A


Persons covered by this Code of Ethics:

Richard H. Forde - Chairman of the Board and President

Alfred A. Bingham III - Vice President and Treasurer

Jeffrey S. Winer - Vice President and Secretary